UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2019

Blockchain Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55340	46-5546647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street, Suite 714, West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

(561) 249-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant

On February 13, 2019, Blockchain Solutions, Inc., a Nevada corporation (“we,” “us” or the “Company”), received notification of the resignation of Sadler Gibb and Associates, LLC (“SGA”) as our independent registered public accounting firm, effective on February 13, 2019. SGA was engaged as our independent registered public accounting firm on September 8, 2017.

SGA started to audit our consolidated financial statements for the fiscal year ended December 31, 2017, however this audit was not completed. SGA reviewed our financial statements for the quarter ended September 30, 2017.

In connection with the audit for the fiscal year ended December 31, 2017 and the review of our financials for the quarter ended September 30, 2017, up through the date of resignation, there were no disagreements with SGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of SGA, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal year ended December 31, 2017, or during any subsequent interim period.

The auditor reviewed financials by SGA for the quarter ended September 30, 2017, on our consolidated financial statements, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except it contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern.

The Company is in the process of interviewing prospective new independent registered public accounting firms at this time.

We have requested that SGA furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit

16.1	Letter from Sadler, Gibb & Associates, LLC dated February 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blockchain Solutions, Inc.

/s/ Barry Hollander
Barry Hollander
Chief Executive Officer
Date: February 20, 2019